EXHIBIT A


                            JOINT REPORTING AGREEMENT
                                       AND
                                POWER OF ATTORNEY


          WHEREAS, the statement or amended statement of Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons"); and

          WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on
Schedule 13D on behalf of each of the Reporting Persons;

          NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

          1. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

          2. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

          3. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

          4. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

          5. Each of ING Baring Furman Selz LLC, ING Merger, Inc., ING (U.S.) Financial Holdings Corporation, ING Bank N.V., ING Groep N.V. hereby appoints Robert Miller as attorney-in-fact with authority to execute and deliver on behalf of it any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by it pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

          6. Each of Brian P. Friedman and James L. Luikart hereby appoints Brian P. Friedman and James L. Luikart, and each of them, as attorney-in-fact with authority to execute and deliver on his behalf any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by him pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

          7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:  February    , 1999


                                      ING BARING FURMAN SELZ LLC


                                      By: /s/ Steven Blecher
                                          ------------------------------------
                                          Name:  Steven Blecher
                                          Title: Vice Chairman


                                      ING MERGER, INC.


                                    By: /s/ Steven Blecher
                                        ------------------------------------
                                        Name:   Steven Blecher
                                        Title:  Senior Managing Director and
                                                Assistant Secretary


                                    ING (U.S.) FINANCIAL HOLDINGS
                                    CORPORATION


                                    By:  /s/ William A. Austin
                                         ------------------------------------
                                          Name:  William A. Austin
                                          Title: Secretary


                                    ING BANK N.V.


                                    By:  /s/ J.H.J. Houben
                                         ------------------------------------
                                         Name:   J.H.J. Houben
                                         Title:


                                    By:  /s/ P.F.M. Van Lierop
                                         ------------------------------------
                                         Name: P.F.M. Van Lierop
                                        Title: Senior Legal Advisor


                                    ING GROEP N.V.


                                    By: /s/ J.H.J. Houben
                                        ------------------------------------
                                        Name:  J.H.J. Houben
                                        Title:


                                    /s/ Brian P. Friedman
                                    -----------------------------------
                                    Brian P. Friedman


                                    /s/ James L. Luikart
                                    ------------------------------------
                                    James L. Luikart